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Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

        The undersigned hereby certifies that the Form 10-K Annual Report of Mandalay Resort Group (the "Company") for the fiscal year ended January 31, 2002 filed with the Securities and Exchange Commission, as amended by Amendment #1 on Form 10-K/A filed with the Securities and Exchange Commission, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2003	/s/ MICHAEL S. ENSIGN Michael S. Ensign Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Mandalay Resort Group

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  Exhibit 99.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350